Debt - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Interest expense
Current	$ 10	$ 22
Long-term	80	78
Interest Expense, Total	90	100
Interest income	(20)	(12)
Interest expense, net	$ 70	$ 88